Form N-SAR

Sub-Item 77Q1 (a)_2
Copies of any material amendments to registrant's charter or by-laws 333-33978, 811-09885


                     EIGHTH AMENDMENT DATED DECEMBER 6, 2005

                             TO JANUS ADVISER SERIES
                      AMENDED AND RESTATED TRUST INSTRUMENT
                              DATED MARCH 18, 2003

     Pursuant to authority granted by the Trustees, Schedule A of the Amended and Restated Trust Instrument is amended to reflect the establishment and designation of Janus Adviser Long/Short Fund (the "Fund") and Class A, Class C, Class I, Class R, and Class S Shares of the Fund.


                                   SCHEDULE A


Series of the Trust                                            Available Classes

Janus Adviser Balanced Fund                                       Class A Shares
                                                                  Class C Shares
                                                                  Class I Shares
                                                                  Class R Shares
                                                                  Class S Shares

Janus Adviser Forty Fund                                          Class A Shares
                                                                  Class C Shares
                                                                  Class I Shares
                                                                  Class R Shares
                                                                  Class S Shares

Janus Adviser Contrarian Fund                                     Class A Shares
                                                                  Class C Shares
                                                                  Class I Shares
                                                                  Class R Shares
                                                                  Class S Shares


Janus Adviser Core Equity Fund                                    Class A Shares
                                                                  Class C Shares
                                                                  Class I Shares
                                                                  Class R Shares
                                                                  Class S Shares

Janus Adviser Flexible Bond Fund                                  Class A Shares
                                                                  Class C Shares
                                                                  Class I Shares
                                                                  Class R Shares
                                                                  Class S Shares

Janus Adviser Foreign Stock Fund                                  Class A Shares
                                                                  Class C Shares
                                                                  Class I Shares
                                                                  Class R Shares
                                                                  Class S Shares

Janus Adviser Large Cap Growth Fund                               Class A Shares
                                                                  Class C Shares
                                                                  Class I Shares
                                                                  Class R Shares
                                                                  Class S Shares

Janus Adviser Growth and Income Fund                              Class A Shares
                                                                  Class C Shares
                                                                  Class I Shares
                                                                  Class R Shares
                                                                  Class S Shares

Janus Adviser High-Yield Fund                                     Class A Shares
                                                                  Class C Shares
                                                                  Class I Shares
                                                                  Class R Shares
                                                                  Class S Shares

Janus Adviser International Growth Fund                           Class A Shares
                                                                  Class C Shares
                                                                  Class I Shares
                                                                  Class R Shares
                                                                  Class S Shares

Janus Adviser Long/Short Fund                                     Class A Shares
                                                                  Class C Shares
                                                                  Class I Shares
                                                                  Class R Shares
                                                                  Class S Shares

Janus Adviser Mid Cap Growth Fund                                 Class A Shares
                                                                  Class C Shares
                                                                  Class I Shares
                                                                  Class R Shares
                                                                  Class S Shares

Janus Adviser Mid Cap Value Fund                                  Class A Shares
                                                                  Class C Shares
                                                                  Class I Shares
                                                                  Class R Shares
                                                                  Class S Shares